UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        February 26, 2003
                                                --------------------------------



                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)



          New York                   333-71033                  22-3442024
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(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)


                    85 Broad Street, New York, New York 10004
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             (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code        (212) 902-1000
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as exhibits are certain Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of Collateral Term Sheets.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                 Description
-----------------           -----------

(99) Collateral Term Sheets prepared by Goldman, Sachs & Co., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and WaMu Capital Corp. in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2003-C1.

SIGNATURES
----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2003


                                    GS MORTGAGE SECURITIES CORPORATION II



                                    By: /s/ Dan Sparks
                                       ---------------------------------------
                                        Name:  Dan Sparks
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

(99)                      Collateral Term Sheets prepared by            E
                          Goldman, Sachs & Co., Banc of America
                          Securities LLC, Bear, Stearns & Co.
                          Inc., Morgan Stanley & Co. Incorporated
                          and WaMu Capital Corp. in connection
                          with GS Mortgage Securities Corporation
                          II, Commercial Mortgage Pass-Through
                          Certificates, Series 2003-C1.